SOLUNA HOLDINGS



2Q 2024 Results & Business Update

August 2024

Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Soluna's nor Soluna's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In addition to figures prepared in accordance with GAAP, Soluna from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow, both on a company basis and on a project-level basis. Project level measures may not take into account a full allocation of corporate expenses. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2023 for an explanation of how management uses these measures in evaluating its operations.

2024 Corporate Focus

Launch AI

We have 2 MW of our Project Dorothy 2 site slated for our Helix Pilot, focused on next generation data centers for AI.

To partner with industry leaders to bring this online and create a repeatable blueprint for our new AI business.

.

Optimize Projects

Our objective is to achieve operational excellence across all data centers, targeting a budgeted EBITDA and maintaining high customer satisfaction.

Finance Projects

Plan to raise funds to support our growth initiatives, particularly in our AI business.

Grow Pipeline

Aim to double our assets under management to 150 MW by the end of fiscal year 2024, focusing on constructing and energizing 48 MW of Project Dorothy 2, and breaking ground on Project Kati.

Q2 FY24 Highlights

Strong Revenue Quarter

Revenue increased by 362% to $9.7 million in the second quarter of 2024 compared to $2.1 million in the second quarter of 2023.

Significant decrease in Operating loss

Operating loss significantly improved to $3.7 million, a substantial 48% reduction from the $7.1 million operating loss in the second quarter of 2023.

Strong Adjusted EBITDA

Adjusted EBITDA (non-GAAP) ramped to $1.8 million compared to the second quarter of 2023 of ($2.0 million), an increase of $3.8 million driven by strong revenue growth and cost discipline through the Bitcoin halving.

Strong Cash Growth

Unrestricted cash increased 50% from the end of 2023, reaching $9.6 million.

Q2 FY24 Highlights Continued...

HPE Partnership

Soluna has partnered with Hewlett Packard Enterprise to launch Soluna Cloud. By utilizing Soluna Cloud, enterprise customers can rapidly deploy AI workloads on a more sustainable and scalable platform, made possible by renewable energy, direct liquid cooling (DLC) and waste-heat recovery.

Signed Definitive Power Purchase Agreement with EDF Renewables

Project Kati is Soluna's second Renewable Computing data center project in Texas. It will be co-located at a wind facility owned by EDF Renewables and Masdar. Project Kati will be executed in two phases, with each phase delivering 83 MW of renewable energy capacity to power high-performance computing applications, including AI.

Completed Spring Demand Response Period

As part of its demand response plan, Soluna has earned $1.2 million year-to-date at Project Dorothy.

Reduced Convertible Debt

Driven by strong share price momentum and trading volume, Convertible Note Holders reduced their principal balance from $7.7 million at the end of the first quarter 2024 to $5.3 million at the end of the second quarter 2024.

How Soluna Makes Money

Prop Bitcoin Mining

- **Soluna or JV owned Bitcoin mining machines**
- *Bitcoin sold daily*
- *Soluna provides Managed Infrastructure Services*

Grid Demand Response Services

- **Compensation to act as behind-the-meter flexible load for the grid**
- *Paid on $ / MWh basis by Utility or Grid Operator*

Hosting for Bitcoin Miners

- **Third-party machines hosted at Soluna Data Centers**
- *Soluna provides Managed Infrastructure Services*

High Performance Computing

- **GPU Cloud – AI/ML, simulation, visualization, predictive analytics, and deep learning**
- *GPU machines could be hosted or owned by Soluna at Projects*

Revenue Quarterly Trend Q2 2023-24
(in 000's)

Includes Revenue % Change Quarter over Quarter



180%
75%
24%
-23%

	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24
Cryptocurrency Mining Revenue	$915	$1,786	$5,105	$6,396	$4,484
Data Hosting Revenue	$1,153	$4,011	$4,745	$5,277	$4,898
Demand Services Revenue	—	—	$268	$875	$293
Grand Total	**$2,068**	**$5,797**	**$10,118**	**$12,549**	**$9,675**

Gross Profit Quarterly Trend Q2 2023-24
(in 000's)



Total Revenue
Total Cost of Revenue
Gross Profit
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($390)
$1,407
$4,287
$6,934
$4,110
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24

General & Administrative
Q2 2023 vs Q2 2024 Highlights
(in 000's)



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.1M
$(0.6)
$0.9
$0.3
$0.3
$0.2
$0.2
$5.4M
2Q 23 G&A
Stock-based Compensation
Employee-related
Legal Fees
Credit Loss
Investor Relations
Professional Fees
2Q 24 G&A

Adjusted EBITDA & Revenue

Q2 2023-24 by Quarter

(in 000's)



Revenue
Adjusted EBITDA
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
$2,068
($1,993)
$5,797
$405
$10,118
$1,041
$12,549
$5,147
$9,675
$1,797
Q2 23
32 23
Q4 23
Q1 24
Q2 24



Company Overview



Soluna develops data centers co-located with renewable power plants, turning their wasted energy into sustainable computing resources.

Why Soluna

Power producers and computing partners choose Soluna because of our **four pillars of expertise**



Project Development

Energy Markets

Computing Technology

Project Finance

The Soluna Way

We tackle wasted energy through digital infrastructure. As we optimize the grid and serve our customers, we fuel our growth, funding further expansion to make renewable energy a superpower.


Source low-cost curtailed power from IPPs
Build, own, operate MDCs with 2-yr ROIC
Attract hosting customers HPC, Bitcoin
Provide Ancillary Services to grid
Grow AUM & EBITDA over fixed costs
Grow pipeline

Renewable Energy has a wasted energy problem.

To reach its full potential AI needs a sustainable energy source.

RENEWABLE COMPUTING

AI is the fastest growing technology today

Time it took for selected online services to reach one million users


COMPANY
LAUNCHED
TIME
1 YEAR
2 YEARS
3 YEARS
Netflix
1999
3.5 years
Kickstarter*
2009
2.5 years
Airbnb**
2008
2.5 years
Twitter
2006
2 years
Foursquare**
2009
13 months
*
2004
10 months
Facebook
2008
7 months
Dropbox
2008
5 months
Spotify
2010
2.5 months
Instagram***
2022
5 days
ChatGPT

* one million backers: ** one million nights booked. *** one million downloads
Source: Company announcements via Business Insider/LinkedIn/Statista

AI's hidden challenges

AI is hungry

AI computing's energy density and space needs exceed current hyperscale data center capabilities. Energy demand for AI is projected to exceed the entire current data center levels. Some estimates put it at 20-30GW.

AI is thirsty

Traditional data centers, particularly those utilized for AI, exhibit substantial water consumption. Microsoft used an estimated equivalent of 2.8 Million glasses of water to train ChatGPT-3 due to the current cooling design of traditional data centers.

AI is dirty

Traditional data centers are responsible for 2% of overall U.S. greenhouse gas emissions. GPT-3, Gopher, BLOOM, and OPT had more than 900 tonnes of carbon emissions.

"Using renewable energy grids for training neural networks is the single biggest change that can be made. It can make emissions vary by a factor of 40, between a fully renewable grid and a full coal grid."

- Alexandra Luccioni, Hugging Face

The Lifecycle of AI

Gen AI is batchable: Parts of the Generative AI lifecycle are perfect computing applications for co-location with renewable power plants, because they are inherently batchable.

- Batchable process
- Real-time process

Training

A new model is created from scratch by learning from a large corpus of text. The phase requires the largest number of resources. For example, an iteration of OpenAI's GPT-3 was trained on 10,000 NVIDIA V100 GPUs for 15 days.

Fine Tuning

A pre-trained model is trained further on a smaller, task-specific dataset. This phase is where customers may take an off-the-shelf pre-trained model ad fine-tune it to their proprietary information.

Inferencing

Using a pre-trained model to generate predictions or outputs based on input data. This is 'using' the AI, such as when ChatGPT gives a response, or Stable Diffusion generates an image.

Soluna’s Data Center Strategy

Soluna’s Helix Data Centers are purpose-built for AI, with a unique access to power.

Soluna’s behind-the-meter structure allows flexibility for its proprietary data centers - drawing power from the grid or serving as a renewable power plant and providing ancillary services.

This results in scalable, green, plug and play Helix DCs with industry-leading metrics.

- Direct Liquid Cooling (DLC)
- Scalable
- Green Power
- Zero Water
- Plug & Play




We have a massive pipeline of wasted renewable energy to power high performance computing.
2GW



Operational Highlights 2024

Key Operating Metrics [1]

NASDAQ

SLNH / SLNHP

MW MANAGED

75 MW ▸ 291 MW [2]

INSTALLED HASHRATE

2.6 EH/s [1&4]

AVERAGE POWER COST*

<$28 / MWh [3]

CURTAILED ENERGY MONETIZED

81,816 MWh [1]

POWER USAGE EFFECTIVENESS (PUE)

1.02 [3]

BITCOIN MINERS DEPLOYED

~24,000 [1&4]

AVERAGE J / TH/s

~26 J / TH/s [1&4]

(1) All numbers are as of June 30th, 2024
(2) Sophie (25 MW - operational) + Dorothy 1 (50MW - operational) + Dorothy 2 (50 MW – shovel ready) + Kati (166 MW – In Development)
(3) 3-month average (April 2024 - June 2024)
(4) Includes a mix of Prop Miners and Hosted Miners.
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.



Project Dorothy 1A

CAPACITY

25 MW

MODEL

Hosting

INSTALLED HASHRATE

1.0 EH/s[1]

ENERGIZATION

Operational

POWER USAGE EFFECTIVENESS

1.01 [2]

AVERAGE 3-MONTH ANNUAL LCOE*

~$28 / MWh[2]

POWER SOURCE

Wind

PARTNER

Spring Lane Capital

CURTAILED ENERGY CONSUMED

40,080 MWh[3]



(1) All numbers are as of June 30th, 2024
(2) 3-month average (April 2024 - June 2024)
(3) Since inception of the Dorothy 1A project to June 2024
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.



Project Dorothy 1B

CAPACITY

25 MW

MODEL

Prop Mining

INSTALLED HASHRATE

817 PH/s[1]

ENERGIZATION

Operational

POWER USAGE EFFECTIVENESS

1.01[2]

AVERAGE 3-MONTH ANNUAL LCOE*

~$28 / MWh[2]

POWER SOURCE

Wind

PARTNER

Navitas Global

CURTAILED ENERGY CONSUMED

38,831 MWh[3]

(1) All numbers are as of June 30th, 2024
(2) 3-month average (April 2024 - June 2024)
(3) Since inception of the Dorothy 1B project to June 2024
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.





Project Sophie



CAPACITY
25 MW

MODEL
Hosting

INSTALLED HASHRATE
778 PH/s[1]

ENERGIZATION
Operational

POWER USAGE EFFECTIVENESS
1.03 [2]

AVERAGE 3-MONTH ANNUAL LCOE*
~$26 / MWh[2]

POWER SOURCE
Hydro/Gri d

PARTNER
None

(1) All numbers are as of June 30th, 2024
(2) 3-month average (April 2024 - June 2024)
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.


Project
Pipeline



Project Dorothy 2

CAPACITY

48 MW

MODEL

Bitcoin Hosting

POWER SOURCE

Wind

ENERGIZATION

Mobilization

PARTNER

Spring Lane

AVERAGE ANNUAL LCOE

~$30 / MWh





Project Kati

CAPACITY

166 MW

MODEL

Hosting & AI

POWER SOURCE

Wind

ENERGIZATION

PPA & Development

PARTNER

TBD

AVERAGE ANNUAL LCOE

~$30 / MWh



We have a growing pipeline of projects

Data Centers & Pipeline	**25** MW Sophie	**100** MW Dorothy	**166** MW Kati	**2GW+** long-term pipeline with large IPPs and infrastructure funds in the US and beyond
	Operating	50MW Operating	Design & Development*	
Powered by				

*Design – design and development activities with the IPP underway and submission to ERCOT LFL started.


SOLUNA
WELCOME TO
RENEWABLE COMPUTING
Learn more at
solunacomputing.com

Appendix

Consolidated Balance Sheet

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

(Dollars in thousands, except per share)	June 30, 2024	December 31, 2023
Assets		
Current Assets:		
Cash	$ 9,558	$ 6,368
Restricted cash	1,951	2,999
Accounts receivable, net (allowance for expected credit losses $244 and $0 as of June 30, 2024 and December 31, 2023)	3,434	2,948
Notes receivable	48	446
Prepaid expenses and other current assets	12,461	1,416
Equipment held for sale	28	107
Total Current Assets	27,480	14,284
Restricted cash, noncurrent	1,000	1,000
Other assets	2,946	2,954
Deposits and credits on equipment	3,124	1,028
Property, plant and equipment, net	41,472	44,572
Intangible assets, net	22,328	27,007
Operating lease right-of-use assets	325	431
Total Assets	$ 98,675	$ 91,276
Liabilities and Stockholders' Equity		
Current Liabilities:		
Accounts payable	$ 2,452	$ 2,099
Accrued liabilities	6,286	4,906
Convertible notes payable	7,851	8,474
Current portion of debt	13,008	10,864
Income tax payable	65	24
Warrant liability	314	-
Customer deposits-current	2,391	1,588
Operating lease liability	159	220
Total Current Liabilities	32,526	28,175
Other liabilities	499	499
Customer deposits- long-term	-	1,248
Long-term debt	9,028	-
Operating lease liability	169	216
Deferred tax liability, net	6,520	7,779
Total Liabilities	48,742	37,917

Consolidated Balance Sheet

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

Commitments and Contingencies (Note 10)		
Stockholders' Equity:		
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, $25.00 liquidation preference; authorized 6,040,000; 4,953,545 and 3,061,245 shares issued and outstanding as of June 30, 2024 and December 31, 2023	5	3
Series B Preferred Stock, par value $0.0001 per share, authorized 187,500; 62,500 shares issued and outstanding as of June 30, 2024 and December 31, 2023	—	—
Common stock, par value $0.001 per share, authorized 75,000,000; 5,272,845 shares issued and 5,232,104 shares outstanding as of June 30, 2024 and 2,546,361 shares issued and 2,505,620 shares outstanding as of December 31, 2023	5	3
Additional paid-in capital	305,250	291,276
Accumulated deficit	(267,097)	(250,970)
Common stock in treasury, at cost, 40,741 shares at June 30, 2024 and December 31, 2023	(13,798)	(13,798)
Total Soluna Holdings, Inc. Stockholders' Equity	24,365	26,514
Non-Controlling Interest	25,568	26,845
Total Stockholders' Equity	49,933	53,359
Total Liabilities and Stockholders' Equity	$ 98,675	$ 91,276

Consolidated Statement of Operations

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

(Dollars in thousands, except per share)	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Cryptocurrency mining revenue	$ 4,484	$ 915	$ 10,880	$ 3,711
Data hosting revenue	4,898	1,153	10,176	1,439
Demand response service revenue	293	-	1,168	-
Total revenue	9,675	2,068	22,224	5,150
Operating costs:				
Cost of cryptocurrency mining revenue, exclusive of depreciation	1,883	1,160	3,724	3,410
Cost of data hosting revenue, exclusive of depreciation	2,176	759	4,427	1,031
Costs of revenue- depreciation	1,506	539	3,029	1,164
Total costs of revenue	5,565	2,458	11,180	5,605
Operating expenses:				
General and administrative expenses, exclusive of depreciation and amortization	5,382	4,136	9,378	8,496
Depreciation and amortization associated with general and administrative expenses	2,403	2,379	4,805	4,756
Total general and administrative expenses	7,785	6,515	14,183	13,252
Impairment on fixed assets	-	169	130	377
Operating loss	(3,675)	(7,074)	(3,269)	(14,084)
Interest expense	(449)	(486)	(873)	(1,861)
Loss on debt extinguishment and revaluation, net	(5,600)	(2,054)	(8,698)	(1,581)
(Loss) gain on sale of fixed assets	(21)	48	(21)	(30)
Other expense, net	(49)	(238)	(25)	(226)
Loss before income taxes	(9,794)	(9,804)	(12,886)	(17,782)
Income tax benefit	649	547	1,197	1,093
Net loss	(9,145)	(9,257)	(11,689)	(16,689)
(Less) Net income (loss) attributable to non-controlling interest	1,728	(482)	4,438	(852)
Net loss attributable to Soluna Holdings, Inc.	$ (10,873)	$ (8,775)	$ (16,127)	$ (15,837)
Basic and Diluted loss per common share (1):				
Basic & Diluted loss per share	$ (2.97)	$ (9.54)	$ (5.68)	$ (19.74)
Weighted average shares outstanding (Basic and Diluted)	4,563,696	1,126,091	3,683,558	996,228

(1) Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023. See Note 2, "Basis of Presentation," for details.

Consolidated Statement of Cash Flows

(Dollars in thousands)	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Operating Activities		
Net loss	$ (11,689)	$ (16,689)
Adjustments to reconcile net loss to net cash provided by (used in) by operating activities:		
Depreciation expense	3,091	1,179
Amortization expense	4,743	4,741
Stock-based compensation	2,029	3,111
Deferred income taxes	(1,259)	(1,094)
Impairment on fixed assets	130	377
Provision for credit losses	244	-
Amortization of operating lease asset	122	116
Loss (gain) on debt extinguishment and revaluation, net	8,698	1,581
Amortization on deferred financing costs and discount on notes	59	739
Loss on sale of fixed assets	21	30
Changes in operating assets and liabilities:		
Accounts receivable	(486)	(924)
Prepaid expenses and other current assets	(10,767)	(101)
Other long-term assets	1	(308)
Accounts payable	353	696
Deferred revenue	-	532
Operating lease liabilities	(123)	(111)
Other liabilities and customer deposits	(404)	1,294
Accrued liabilities	1,764	995
Net cash used in operating activities	(3,473)	(3,836)
Investing Activities		
Purchases of property, plant, and equipment	(278)	(2,895)
Purchases of intangible assets	(64)	(44)
Proceeds from disposal on property, plant, and equipment	215	1,286
Deposits of equipment, net	(2,096)	(7,916)
Net cash used in investing activities	(2,223)	(9,569)

Consolidated Statement of Cash Flows

Investing Activities		
Purchases of property, plant, and equipment	(278)	(2,895)
Purchases of intangible assets	(64)	(44)
Proceeds from disposal on property, plant, and equipment	215	1,286
Deposits of equipment, net	(2,096)	(7,916)
Net cash used in investing activities	(2,223)	(9,569)
Financing Activities		
Proceeds from common stock warrant exercises	2,304	-
Proceeds from common stock securities purchase agreement offering	-	43
Proceeds from notes and debt issuance	13,220	2,900
Payments on Navitas loan and notes payable	(1,910)	(175)
Costs of common stock securities purchase agreement offering	-	(4)
Payments on NYDIG loans and line of credit	-	(350)
Contributions from non-controlling interest	-	19,414
Distributions to non-controlling interest	(5,776)	-
Net cash provided by financing activities	7,838	21,828
Increase in cash & restricted cash	2,142	8,423
Cash & restricted cash – beginning of period	10,367	1,821
Cash & restricted cash – end of period	$ 12,509	$ 10,244

Prior Year Comparison Adjusted EBITDA

(Dollars in thousands)	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023
Net loss	$ (9,145)	$ (9,257)
Interest expense	449	486
Income tax benefit	(649)	(547)
Depreciation and amortization	3,909	2,918
EBITDA	(5,436)	(6,400)
Adjustments: Non-cash items		
Stock-based compensation costs	1,368	2,232
(Gain) loss on sale of fixed assets	21	(48)
Provision for credit losses	244	-
Impairment on fixed assets	-	169
Loss on debt extinguishment and revaluation , net	5,600	2,054
Adjusted EBITDA	$ 1,797	$ (1,993)

FY 2023-24 by Quarter Adjusted EBITDA

(Dollars in thousands)	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024
Net loss	$ (9,257)	$ (6,016)	$ (4,998)	$ (3,976)	$ (9,145)
Interest expense	486	495	393	424	449
Income tax benefit	(547)	569	(542)	(548)	(649)
Depreciation and amortization	2,918	3,579	3,877	3,926	3,909
EBITDA	(6,400)	(1,373)	(1,270)	(174)	(5,436)
Adjustments: Non-cash items					
Stock-based compensation costs	2,232	595	606	661	1,368
(Gain) loss on sale of fixed assets	(48)	373	(5)	1	21
Provision for credit losses	-	-	-	-	244
Impairment on fixed assets	169	41	156	130	-
Loss on debt extinguishment and revaluation, net	2,054	769	1,554	4,529	5,600
Adjusted EBITDA	$ (1,993)	$ 405	$ 1,041	$ 5,147	$ 1,797

The following table represents the Adjusted EBITDA activity between each three-month period from June 1, 2023 through June 30, 2024.

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